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                                                                   EXHIBIT 10.13


                                    RTO, INC.

                             1996 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         1. STATEMENT OF PURPOSE. The purpose of this Stock Option Plan (the "Plan") is to benefit RTO, Inc. (the "Company") and its subsidiaries by offering its non-employee directors a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company.

         2. ADMINISTRATION. The Plan shall be administered by the board of directors of the Company (the "Board of Directors"), whose interpretation of the terms and provisions of the Plan and whose determination of matters pertaining to options granted under the Plan shall be final and conclusive.

         3. ELIGIBILITY. Options shall be granted only to directors of the Company who are not officers or employees of the Company (each such individual receiving options granted under the Plan and each other person entitled to exercise an option granted under the Plan is referred to herein as an "Optionee").

         4. GRANTING OF OPTIONS.

            (a)(1) A one-time option, under which a total of 188 shares of common stock of the Company, $.01 par value (the "Common Stock") may be purchased from the Company, shall be automatically granted to each director of the Company on the date of his or her initial election or appointment to the Board of Directors (the "Appointment Date") at an option price determined in accordance



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         with Section 5; provided such director is eligible at that time under the terms of Paragraph 3 hereof; provided, further, that the Board of Directors may postpone the date of grant of such option if the Board of Directors determines that such postponement is in the best interest of the Company and, if so postponed, the "Appointment Date" in respect of such option shall be the date on which such option shall be granted.

                (2) On the date which is the first anniversary of the Appointment Date, a one-time option, under which a total of 47 shares of Common Stock may be purchased from the Company, shall be automatically granted to each director of the Company at an option price determined in accordance with Section 5, provided such director is eligible at that time under the terms of Paragraph 3 hereof.

                (3) On the date which is the second anniversary of the Appointment Date, a one-time option, under which a total of 47 shares of Common Stock may be purchased from the Company, shall be automatically granted to each director of the Company at an option price determined in accordance with Section 5, provided such director is eligible at that time under the terms of Paragraph 3 hereof.

                (4) On the date which is the third anniversary of the Appointment Date, a one-time option, under which a total of 47 shares of Common Stock may be purchased from the Company, shall be automatically granted to each director of the Company at an option price determined in accordance with Section 5,


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         provided such director is eligible at that time under the terms of
         Paragraph 3 hereof.

                (5) On the date which is the fourth anniversary of the Appointment Date, a one-time option, under which a total of 47 shares of Common Stock may be purchased from the Company, shall be automatically granted to each director of the Company at an option price determined in accordance with Section 5, provided such director is eligible at that time under the terms of Paragraph 3 hereof.

The aggregate number of shares which shall be available to be so optioned under the Plan shall be 5,000 shares. Such number of shares, and the number of shares subject to options outstanding under the Plan, shall be subject in all cases to adjustment as provided in Paragraph 10 hereof. Options granted under the Plan are intended to not be treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) No options shall be granted under the Plan subsequent to the tenth anniversary of the adoption of the Plan. In the event that an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). Shares subject to options may be made available from unissued or reacquired shares of Common Stock.

         (c) Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any Optionee any right to continue servicing as a director of the Company or interfere in any way with the right of the Board of Directors or stockholders of the Company to


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remove such director pursuant to the certificate or articles of incorporation or bylaws of the Company or pursuant to applicable law.

         5. OPTION PRICE. Subject to the adjustment in Paragraph 10 hereof, the option price per share of Common Stock shall be the fair market value of a share of Common Stock on the date of the grant of such option. For purposes of this Paragraph 5, "fair market value" shall be the average of the highest and lowest sales prices of the Common Stock reported on the Nasdaq National Market System (or on the principal national stock exchange on which it is listed or quotation service on which it is listed) (as reported in The Wall Street Journal, Eastern Edition) on the date the option is granted (or, if the date of grant is not a trading date, on the first trading date immediately preceding the date of grant); provided that in the event that the Common Stock is not listed or quoted on the Nasdaq National Market System or any other national stock exchange, the fair market value of the shares of Common Stock for purposes of this Paragraph 5 shall be reasonably determined by the Board of Directors.

         6. DURATION OF OPTIONS AND INCREMENTS. Subject to the provisions of Paragraph 8 hereof, each option shall be for a term of ten (10) years. Each option shall become exercisable with respect to all of the shares subject to the option six (6) months after the date of its grant.

         7. EXERCISE OF OPTION. (a) An option may be exercised by giving written notice to the Secretary of the Company, specifying the number of shares to be purchased. The option price for the number of shares of Common Stock for which the option is exercised shall become immediately due and payable, provided, however, that in lieu of cash an Optionee may, with the approval of the Board of Directors, exercise his or her option by (i) delivering a promissory note in accordance with the terms of the Plan and in a form specified by the Company;
(ii) tendering


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to the Company shares of Common Stock owned by him or her and with the certificates therefor registered in his or her name, having a fair market value equal to the cash exercise price of the shares being purchased; or (iii) instructing the Company to withhold from the shares of Common Stock otherwise issuable upon the exercise price of the shares being purchased; provided, however, that an election pursuant to clause (iii) must be made by the Optionee during the period beginning on the third business day following the date of release for publication of the Company's quarterly or annual financial summary of its results of operations and ending on the twelfth business day following such date. For this purpose, the per share value of Common Stock shall be the fair market value on the date of exercise (or, if the date of exercise is not a trading date, on the first trading date immediately preceding the date of exercise), which shall be the average of the highest and lowest sales prices of the Common Stock reported on the Nasdaq National Market System (or on the principal national stock exchange on which it is listed or quotation service on which it is listed) (as reported in The Wall Street Journal, Eastern Edition) on such date; provided that in the event that the Common Stock is not listed or quoted on the Nasdaq National Market System or any other national stock exchange, the fair market value of the shares of Common Stock for purposes of this Paragraph 7(a) shall be reasonably determined by the Board of Directors.

                   (b) In connection with the exercise of options granted under the Plan, the Company may make loans to such Optionees as the Board of Directors, in its discretion, may determine. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Board of Directors shall determine to be not inconsistent with the Plan. Such loans shall bear interest at such rates as the Board of Directors shall determine from

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time to time, which rates may be below then current market rates or may be made without interest. In no event may any such loan exceed the fair market value, at the date of exercise, of the shoes covered by the option, or portion thereof, exercised by the Optionee. No loan shall have an initial term exceeding two years, but any such loan may be renewable at the discretion of the Board of Directors. When a loan shall have been made, shares of Common Stock having a fair market value at least equal to 150 percent of the principal amount of the loan shall be pledged by the Optionee to the Company as security for payment of the unpaid balance of the loan.

                   (c) If at any time an Optionee is required to pay an amount required to be withheld under applicable income tax or other laws in connection with the exercise of an option in order for the Company to obtain a deduction for federal and state income tax purposes, the Company shall withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld or delivered shall be based on the fair market value of the shares of Common Stock on the date of exercise, which shall be the average of the highest and lowest sales prices of the Common Stock reported on the Nasdaq National Market System (or on the principal stock exchange on which it is listed or quotation service on which it is listed) (as reported in The Wall Street Journal, Eastern Edition) on the date of exercise; provided that in the event that the Common Stock is not listed or quoted on the Nasdaq National Market System or any other national stock exchange, the fair market value of the shares of Common Stock for purposes of this Paragraph 7(c) shall be reasonably determined by the Board of Directors.


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                   (d) At the time of any exercise of any option, the Company may, if the Company shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee upon his or her exercise of part or all of the option and a stop order may be placed with the transfer agent for the Common Stock. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state, federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         8. CESSATION OF BOARD MEMBERSHIP - EXERCISE THEREAFTER. (a) In the event that an Optionee ceases to be a director of the Company for any reason other than for cause, such Optionee or his or her heirs, legatees or legal representatives, as the case may be, shall have 360 days from the date such Optionee ceased to be a director of the Company to exercise those options owned by such Optionee which were exercisable as of the date of such cessation.

                  (b) In the event that an Optionee is removed from the Board of Directors of the Company for cause (as hereinafter defined), such Optionee's option shall expire and all rights

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to purchase shares of Common Stock pursuant thereto shall terminate immediately.
For purposes of the Plan, removal for "cause" shall mean (a) the Optionee's gross negligence, dishonesty, incompetency, willful breach of any employment or consulting agreement with the Company, or the violation of any reasonable rule or regulation of the Company, a violation of which results in significant damage to the Company and with respect to which, except in the case of dishonesty or incompetency, the Optionee fails to make reasonable efforts to correct in a reasonable time; (b) the Optionee's engaging in other conduct which materially adversely reflects on the Company or which is damaging to the Company upon written notice of such violation; or (c) continued failure by the Optionee to substantially perform his or her duties (other than any such failure resulting from his or her incapacity due to physical or mental disability), following the delivery of a demand for substantial performance by the Company.

          9. NON-TRANSFERABILITY OF OPTIONS. No option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and each option shall be exercisable during an Optionee's lifetime only by such Optionee or after such Optionee's death by such Optionee's heirs, legatees or legal representatives, as the case may be.

          10. ADJUSTMENT. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder shall be proportionately adjusted,
(b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or legal entity there shall be substituted, on an equitable basis as

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determined the Board of Directors, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an option granted under the Plan, the number and kind of shares of stock or other securities to which the holders of shares of Common Stock will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Board of Directors shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an option granted under the Plan. In the event of any such adjustment, the option price per share of Common Stock shall be proportionately adjusted.

         11. AMENDMENT OF THE PLAN. The Board of Directors of the Company or any authorized committee thereof may amend or discontinue the Plan at any time, provided, however, that the Plan may not be amended more than once every six months except to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations under each, and provided further, that no such amendment or discontinuance shall (a) without the consent of the Optionee change or impair any option previously granted, or (b) without the approval of the holders of a majority of the shares of Common Stock which vote in person or by proxy at a duly held stockholders' meeting, (i) increase the maximum number of shares which may be purchased by all eligible directors pursuant to the Plan, (ii) change the purchase price of any option, or (iii) change the option period or increase the time limitations on the grant of options.

          12. EFFECTIVE DATE. The Plan is effective as of September 16, 1996.



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